UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2023

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Rambus Inc. (the “Company”) held on April 27, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved an amendment to the Rambus 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,210,000 and adopt a new ten-year term.

A description of the Rambus 2015 Equity Incentive Plan and related matters was set forth in the Company’s 2023 definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”), and is qualified in its entirety by reference to the full text of the Rambus 2015 Equity Incentive Plan, a copy of which is being filed as Exhibit 10.1 to this Form 8-K.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

At the 2023 Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s amended and restated certificate of incorporation to add provisions that provide for exculpation of certain of the Company’s officers from liability in specific circumstances (the “Restated Certificate”). On April 27, 2023, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware.

A description of the Restated Certificate is set forth in the Proxy Statement in the section entitled “Proposal Six – Amendment and Restatement of Rambus’ Amended and Restated Certificate of Incorporation to Reflect Adopted Delaware Law Provisions Regarding Officer Exculpation,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Amended and Restated Bylaws

On April 27, 2023, the Board of Directors (the “Board”) of the Company approved the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of such date. The Bylaws were amended and restated to, among other things:

•

enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at the Company’s annual meeting of stockholders (except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including to reflect new “universal proxy rules” in accordance with Rule 14a-19 under the Exchange Act, to:

•	require that stockholders making proposals or nominations are stockholders of record from the date if giving of notice through the date of the Company’s annual meeting;

•	require a stockholders’ director nominees to consent to being named on the Company’s proxy card;

•

require a stockholder submitting a nomination notice to make a representation that the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least the percentage of the voting power of the stock entitled to vote generally in the election of directors;

•

provide that if the stockholder provides notice with respect to a proposed nominee and subsequently fails to comply with requirements of Rule 14a-19, the Company will disregard the nomination of the proposed nominee;

•	require additional disclosures from nominating or proposing stockholders, and proposed nominees;

•

require nominating stockholders to submit a questionnaire signed by the nominee with respect to, among other things, the background and qualification of the nominee and to make certain representations to the Company; and

•	require the nominating stockholder to provide reasonable evidence five business days before the Company’s Annual Meeting that the stockholder has complied with Rule 14a-19;

•

revise certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended (the “DGCL”), including but not limited to provisions relating to delivery of notices of stockholder meetings, quorum, communications regarding adjourned stockholder meetings, conduct of business at meetings, and the preparation of the stockholder list in connection with stockholder meetings;

•	update various provisions regarding directors, Board committees, and officers, including but not limited to requirements for action by written consent of the Board;

•	remove the 10 director limit for the size of the Board;

•

provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any current or former director, officer, stockholder, employee or agent of the Company arising out of or relating to any provision of the DGCL or the Company’s certificate of incorporation or bylaws or (iv) any action asserting a claim against the Company or any current or former director, officer, stockholder, employee or agent of the Company governed by the internal affairs doctrine of the State of Delaware (or if the Court of Chancery in the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware);

•

provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities; and

•	make various updates throughout to conform to current Delaware law (including the DGCL) and to make ministerial changes, clarifications, and other conforming revisions.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is being filed as Exhibit 3.2 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 27, 2023, the Company held the 2023 Annual Meeting. There were 108,830,850 shares issued, outstanding and eligible to vote at the meeting as of the record date of March 3, 2023, of which 99,185,232 shares were represented at the meeting, constituting 91.13% of the outstanding shares entitled to vote. The proposals considered at the meeting, each of which passed, are described in detail in the Proxy Statement. The proposals and the vote with respect to each such matter are set forth below:

(i)	ITEM 1 : Election of three Class II directors for a term of two years expiring in 2025:

Name	For	Against	Abstain	Broker Non-Votes
Emiko Higashi	80,445,580	8,362,434	25,589	10,351,629
Steven Laub	87,865,534	941,881	26,188	10,351,629
Eric Stang	85,552,315	3,254,938	26,350	10,351,629

(ii)	ITEM 2 : Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the period ending December 31, 2023:

For	Against	Abstain
96,433,295	2,647,402	104,535

(iii)	ITEM 3 : Advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
86,932,183	1,837,863	63,557	10,351,629

(iv)	ITEM 4 : Advisory vote on the frequency of holding an advisory vote on named executive officer compensation:

1 Year	2 Years	3 Years	Abstain
85,333,598	86,857	3,346,317	66,831

Based on the Board’s recommendation in the Proxy Statement and the advisory vote of the Company’s stockholders, the Company will include a stockholder vote on named executive officer compensation in its proxy materials annually until the next required vote on the frequency of stockholder votes on named executive officer compensation, which is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

(v)	ITEM 5 : Approval of an amendment to the Rambus 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 5,210,000 and adopt a new ten-year term:

For	Against	Abstain	Broker Non-Votes
85,894,629	2,861,663	77,311	10,351,629

(vi)	ITEM 6 : Approval of amendment and restatement of the Company’s certificate of incorporation, as amended, to reflect recently adopted Delaware law provisions regarding officer exculpation:

For	Against	Abstain	Broker Non-Votes
69,269,775	19,364,865	198,963	10,351,629

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Rambus Inc., effective April 27, 2023

3.2	Amended and Restated Bylaws of Rambus Inc., effective April 27, 2023

10.1	2015 Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2023	Rambus Inc.

/s/ John Shinn
John Shinn Senior Vice President and General Counsel